                                                                    EXHIBIT 99.2

                                                       BOSTON PROPERTIES, INC.
                                                       111 HUNTINGTON AVENUE
                                                       BOSTON, MA 02199
                                                       (NYSE: BXP)

AT THE COMPANY                      AT THE FINANCIAL RELATIONS BOARD
--------------                      --------------------------------
Douglas T. Linde                    Marilynn Meek - General Info. (212) 445-8431
Chief Financial Officer             Claire Koeneman - Analyst (617) 520-7004
(617) 236-3300                      Judith Sylk-Siegel - Media (212) 445-8431

                        BOSTON PROPERTIES, INC. ANNOUNCES
                           FIRST QUARTER 2002 RESULTS

                     REPORTS DILUTED FFO PER SHARE OF $0.93

BOSTON, MA, APRIL 23, 2002 - BOSTON PROPERTIES, INC. (NYSE: BXP) today reported results for the first quarter ended March 31, 2002.

Funds from Operations (FFO) for the quarter ended March 31, 2002, including a $4.3 million write-down of securities, were $88.9 million, or $0.98 per share basic and $0.93 per share diluted before an accounting charge related to the application of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and after an adjustment for early surrender lease payments received.

FFO for the first quarter of 2002 compares to FFO of $79.2 million, or $0.89 per share basic and $0.85 per share diluted for the quarter ended March 31, 2001. This represents a 9.4% quarter to quarter increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 90,932,427 and 105,767,653, respectively, for the quarter ended March 31, 2002 and 88,687,900 and 104,160,181, respectively, for the same quarter last year.

Income before the charge related to SFAS No. 133, gain on sale of real estate, discontinued operations and cumulative effect of a change in accounting principle and including a $4.3 million write-down of securities totaled $49.2 million or $0.53 per share diluted in the first quarter of 2002 as compared to $49.6 million or $0.54 per share diluted for the same period in 2001.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended March 31, 2002. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

As of March 31, 2002, the Company's portfolio consisted of 144 properties comprising more than 41.2 million square feet, including 10 properties under development totaling

                                     -MORE-

4.3 million square feet. The overall occupancy rate for the properties in service as of March 31, 2002 was 95.1 %.

Additional highlights of the first quarter include:

o The completion of the One Discovery Square development project, a 180,052 square foot office building in Reston, Virginia. This project is 100% leased.

o The completion of the 5 Times Square development project, a 1,099,154 square foot office building in New York City. This project is approximately 98% leased.

o The completion of the ITT Educational Services development project, a 32,000 square foot building in Springfield, Virginia. This project is 100% leased.

o The closing on March 8, 2002 of construction financing totaling $24.0 million collateralized by the Shaws Supermarket development project at the Prudential Center in Boston, Massachusetts. Such financing bears interest at a rate of LIBOR + 1.40% and matures in September 2003.

o The disposition on March 4, 2002 of Fullerton Square, 7600 Boston Boulevard, 7700 Boston Boulevard and 7702 Boston Boulevard, consisting of five office/technical properties totaling 374,680 square feet in Springfield, Virginia for a net gain of approximately $20.7 million, of which $13.5 million has been deferred.

o The write-down of our investment in the securities of Captivate Network, Inc. totaling $4.3 million.

o Arthur Andersen LLP has a lease for 620,947 square feet at Times Square Tower. Times Square Tower is a 1.2 million square foot office property that is expected to be completed during 2004. Because of our uncertainty over Arthur Andersen LLP's ultimate space needs, we have begun discussions with them about options ranging from reducing the size of the leased premises to termination of the lease. Meanwhile, we continue to actively market space in the building and are encouraged by the level of interest.

o The GSA preleased 100% of New Dominion Technology Park, Building Two, a 257,400 square foot office building to be developed in Herndon, Virginia. The building is expected to open in the second quarter of 2004.

o Finnegan Henderson Farabow Garret & Dunner, LLP signed a 251,337 square foot lease to occupy 47% of 901 New York Avenue. Construction will commence in the third quarter of 2002 for occupancy at the end of 2004. This property is owned in partnership with the New York State Common Retirement Fund.

Boston Properties will conduct a conference call tomorrow, April 24, 2002 at 10 AM (Eastern Time) to discuss the results of this year's first quarter. The number to call for this interactive teleconference is (888)-806-9467. A replay of the conference call will be available through May 1, 2002 by dialing (888) 266-2086 and entering the passcode 5926554.

Additionally, a copy of Boston Properties' first quarter 2002 "Supplemental Operating and Financial Data" will be available on the Investor section of the company's website at HTTP://WWW.BOSTONPROPERTIES.COM. These materials are also available by contacting Investor Relations at 617-236-3300 or by written request to:

         Investor Relations
         Boston Properties, Inc.
         111 Huntington Avenue
         Boston, MA 02199

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in four core markets - Boston, Midtown Manhattan, Washington, DC and San Francisco.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. YOU SHOULD EXERCISE CAUTION IN INTERPRETING AND RELYING ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND BOSTON PROPERTIES' CONTROL AND COULD MATERIALLY AFFECT ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS. THESE FACTORS INCLUDE, WITHOUT LIMITATION, THE ABILITY TO ENTER INTO NEW LEASES OR RENEW LEASES ON FAVORABLE TERMS, DEPENDENCE ON TENANTS' FINANCIAL CONDITION, THE UNCERTAINTIES OF REAL ESTATE DEVELOPMENT AND ACQUISITION ACTIVITY, THE ABILITY TO EFFECTIVELY INTEGRATE ACQUISITIONS, THE COSTS AND AVAILABILITY OF FINANCING, THE EFFECTS OF LOCAL ECONOMIC AND MARKET CONDITIONS, REGULATORY CHANGES AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            Financial tables follow.

                             BOSTON PROPERTIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                                         THREE MONTHS ENDED
                                                                                                               MARCH 31,
                                                                                                      ---------------------------
                                                                                                           2002           2001
                                                                                                      -------------   -----------
                                                                                                      (UNAUDITED AND IN THOUSANDS,
                                                                                                      EXCEPT FOR PER SHARE AMOUNTS)
   Revenue
       Rental:
           Base rent                                                                                         $ 229,106    $ 184,768
           Recoveries from tenants                                                                              27,712       25,891
           Parking and other                                                                                    12,096       13,746
                                                                                                             ---------    ---------
               Total rental revenue                                                                            268,914      224,405
       Development and management services                                                                       4,134        3,397
       Interest and other                                                                                        1,272        4,444
                                                                                                             ---------    ---------
               Total revenue                                                                                   274,320      232,246
                                                                                                             ---------    ---------
   Expenses
       Operating                                                                                                85,089       70,070
       General and administrative                                                                               11,069        9,950
       Interest                                                                                                 63,787       47,853
       Depreciation and amortization                                                                            42,944       34,541
       Loss on investments in securities                                                                         4,297           --
                                                                                                             ---------    ---------
               Total expenses                                                                                  207,186      162,414
                                                                                                             ---------    ---------
   Income before net derivative losses, minority interests, income from unconsolidated joint ventures, minority interest in Operating Partnership, gain on sale of real estate, discontinued operations
       cumulative effect of a change in accounting principle and preferred dividend                             67,134       69,832
   Net derivative losses                                                                                          (303)      (3,055)
   Minority interests in property partnerships                                                                     471         (255)
   Income from unconsolidated joint ventures                                                                     1,682        1,127
                                                                                                             ---------    ---------
   Income before minority interest in Operating Partnership, gain on sale of real estate, discontinued
       operations, cumulative effect of a change in accounting principle and preferred dividend                 68,984       67,649
   Minority interest in Operating Partnership                                                                  (18,386)     (18,878)
                                                                                                             ---------    ---------
   Income before gain on sale, discontinued operations, cumulative effect of a change in accounting
       principle and preferred dividend                                                                         50,598       48,771
   Gain on sale of real estate, net of minority interest                                                            --        4,654
                                                                                                             ---------    ---------
   Income before discontinued operations, cumulative effect of a change in accounting principle
       and preferred dividend                                                                                   50,598       53,425
   Discontinued Operations:
   Income from discontinued operations, net of minority interest                                                   570          592
   Gain on sales of real estate from discontinued operations, net of minority interest                           5,840           --
                                                                                                             ---------    ---------
   Income before cumulative effect of a change in accounting principle and preferred dividend                   57,008       54,017
   Cumulative effect of a change in accounting principle, net of minority interest                                  --       (6,767)
                                                                                                             ---------    ---------
   Net income before preferred dividend                                                                         57,008       47,250
                                                                                                             ---------    ---------
   Preferred dividend                                                                                           (1,643)      (1,643)
                                                                                                             ---------    ---------
   Net income available to common shareholders                                                               $  55,365    $  45,607
                                                                                                             =========    =========
   Basic earnings per share:
       Income before discontinued operations and cumulative effect of a change in accounting principle       $    0.54    $    0.58
       Discontinued operations                                                                                    0.07         0.01
       Cumulative effect of a change in accounting principle                                                        --        (0.08)
                                                                                                             ---------    ---------
       Net income available to common shareholders                                                           $    0.61    $    0.51
                                                                                                             =========    =========
       Weighted average number of common shares outstanding                                                     90,932       88,688
                                                                                                             =========    =========
   Diluted earnings per share:
       Income before discontinued operations and cumulative effect of a change in accounting principle       $    0.53    $    0.57
       Discontinued operations                                                                                    0.07           --
       Cumulative effect of a change in accounting principle                                                        --        (0.07)
                                                                                                             ---------    ---------
       Net income available to common shareholders                                                           $    0.60    $    0.50
                                                                                                             =========    =========
       Weighted average number of common and common
           equivalent shares outstanding                                                                        92,783       91,171
                                                                                                             =========    =========

                             BOSTON PROPERTIES, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                                MARCH 31,            DECEMBER 31,
                                                                                                  2002                   2001
                                                                                               -----------            -----------
                                                                                           (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)
                                                                                                  (unaudited)
                                 ASSETS
Real estate                                                                                      $ 6,646,802            $ 6,140,021
Development in progress                                                                              672,901              1,107,835
Land held for future development                                                                     206,098                182,672
Real estate held for sale                                                                             13,907                 27,378
       Less: accumulated depreciation                                                               (755,156)              (719,854)
                                                                                                 -----------            -----------
              Total real estate                                                                    6,784,552              6,738,052

Cash and cash equivalents                                                                             71,007                 98,067
Escrows                                                                                               45,216                 23,000
Investments in securities                                                                                 --                  4,297
Tenant and other receivables                                                                          36,846                 43,546
Accrued rental income                                                                                133,885                119,494
Deferred charges, net                                                                                101,580                107,573
Prepaid expenses and other assets                                                                     30,235                 20,996
Investments in unconsolidated joint ventures                                                          98,071                 98,485
                                                                                                 -----------            -----------
           Total assets                                                                          $ 7,301,392            $ 7,253,510
                                                                                                 ===========            ===========
                       LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
       Mortgage notes and bonds payable                                                          $ 4,361,233            $ 4,314,942
       Accounts payable and accrued expenses                                                          56,125                 81,108
       Dividends and distributions payable                                                            79,985                 79,561
       Interest rate contracts                                                                         8,635                 11,147
       Accrued interest payable                                                                       15,032                  9,080
       Other liabilities                                                                              75,465                 58,859
                                                                                                 -----------            -----------
           Total liabilities                                                                       4,596,475              4,554,697
                                                                                                 -----------            -----------
Commitments and contingencies                                                                             --                     --
                                                                                                 -----------            -----------
Minority interests                                                                                   829,687                844,740
                                                                                                 -----------            -----------
Series A Convertible Redeemable Preferred Stock, liquidation preference $50.00 per share, 2,000,000 shares issued
       and outstanding                                                                               100,000                100,000
                                                                                                 -----------            -----------
Stockholders' equity:
       Excess stock, $.01 par value, 150,000,000 shares
           authorized, none issued or outstanding                                                         --                     --
       Common stock, $.01 par value, 250,000,000 shares
           authorized, 91,137,874 and 90,780,591 issued and
           outstanding in 2002 and 2001, respectively                                                    911                    908
       Additional paid-in capital                                                                  1,809,836              1,789,521
       Dividends in excess of earnings                                                               (15,084)               (17,669)
       Treasury Common Stock, at cost                                                                 (2,722)                (2,722)
       Unearned compensation                                                                          (3,843)                (2,097)
       Accumulated other comprehensive loss                                                          (13,868)               (13,868)
                                                                                                 -----------            -----------
           Total stockholders' equity                                                              1,775,230              1,754,073
                                                                                                 -----------            -----------
                   Total liabilities and stockholders' equity                                    $ 7,301,392            $ 7,253,510
                                                                                                 ===========            ===========

                             BOSTON PROPERTIES, INC.
                              FUNDS FROM OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                                                                          THREE MONTHS ENDED
                                                                                                    -------------------------------
                                                                                                                 MARCH 31,
                                                                                                        2002                 2001
                                                                                                    ----------        -------------
Income before net derivative losses (SFAS No. 133), minority interests, income from unconsolidated joint ventures, minority interests in Operating Partnership, gain on sales of real estate, discontinued operations, cumulative effect of a change
      in accounting principle and preferred dividend                                                   $  67,134          $  69,832

Add:
      Real estate depreciation and amortization                                                           44,499             35,557
      Income from discontinued operations                                                                    697                738
      Income from unconsolidated joint ventures                                                            1,682              1,127
Less:
      Net derivative losses (SFAS No. 133)                                                                  (303)            (3,055)
      Minority property partnerships' share of funds from operations                                        (719)              (303)
      Preferred dividends and distributions                                                               (8,400)            (8,221)
                                                                                                       ---------          ---------
Funds from operations                                                                                  $ 104,590          $  95,675
Add (subtract):
      Net derivative losses (SFAS No. 133)                                                                   303              3,055
      Early surrender lease adjustment                                                                     3,927                 --
                                                                                                       ---------          ---------
Funds from operations before net derivative losses (SFAS No. 133)
      and after early surrender lease adjustment                                                       $ 108,820          $  98,730
                                                                                                       =========          =========
Funds from operations available to common shareholders before net derivative
      losses (SFAS No. 133) and after early surrender lease adjustment                                 $  88,929          $  79,201
                                                                                                       =========          =========

Weighted average shares outstanding - basic                                                               90,932             88,688
                                                                                                       =========          =========
      FFO per share basic before net derivative losses (SFAS No. 133)
          and after early surrender adjustment                                                         $    0.98          $    0.89
                                                                                                       =========          =========
      FFO per share basic after net derivative losses (SFAS No. 133)
          and before early surrender lease adjustment                                                  $    0.94          $    0.87
                                                                                                       =========          =========

Weighted average shares outstanding - diluted                                                            105,768            104,160
                                                                                                       =========          =========
      FFO per share diluted before net derivative losses (SFAS No. 133)
          and after early surrender lease adjustment                                                   $    0.93          $    0.85
                                                                                                       =========          =========
      FFO per share diluted after net derivative losses (SFAS No. 133)
          and before early surrender lease adjustment                                                  $    0.90          $    0.83
                                                                                                       =========          =========

      (1) Represents cash received under contractual obligations.

                             BOSTON PROPERTIES, INC
                               PORTFOLIO OCCUPANCY

                                                                                     Occupancy by Location
                                                                          March 31, 2002                December 31, 2001
                                                                    --------------------             ---------------------
Greater Boston                                                                     92.8%                            92.3%
Greater Washington, D.C.                                                           97.2%                            97.8%
Midtown Manhattan                                                                  99.2%                            99.8%
Baltimore, MD                                                                      98.2%                            99.2%
Richmond, VA                                                                       94.4%                            98.4%
Princeton/East Brunswick, NJ                                                       89.4%                            88.6%
Greater San Francisco                                                              92.2%                            93.5%
Bucks County, PA                                                                  100.0%                           100.0%
                                                                     ------------------              -------------------
         Total Portfolio                                                           95.1%                            95.3%
                                                                     ==================              ===================

                                                                                       Occupancy by Type
                                                                          March 31, 2002                December 31, 2001
                                                                     -------------------          -----------------------
Class A Office Portfolio                                                           95.0%                            95.4%
Office/Technical Portfolio                                                         97.0%                            97.9%
Industrial Portfolio                                                               89.9%                            87.3%
                                                                     -------------------          -----------------------
         Total Portfolio                                                           95.1%                            95.3%
                                                                     ===================          =======================